UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)    February 10, 2004
                                                   ------------------------


                             PARLEX CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


             One Parlex Place, Methuen, Massachusetts     01844
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             (Address of Principal Executive Offices)  (Zip Code)


                               (978) 685-4341
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            (Registrant's Telephone Number, Including Area Code)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)  Exhibits.

              (99.1) Press Release of Parlex Corporation dated February 10,
                     2004.


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
         -----------------------------------------------

      On February 10, 2004, Parlex Corporation issued a press release setting forth its results of operations and financial condition for its second fiscal quarter ended December 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)



                                       By: /s/ Jonathan R. Kosheff
                                           --------------------------------
                                               Jonathan R. Kosheff
                                               Chief Financial Officer

Dated:  February 11, 2004